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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)        SEPTEMBER 3, 1999
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                                RAILAMERICA, INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



            0-20618                                     65-0328006
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    (Commission File Number)                (IRS Employer Identification No.)



                          5300 BROKEN SOUND BLVD., N.W.
                            BOCA RATON, FLORIDA 33487
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code        (561) 994-6015
                                                   ----------------------------



                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On September 3, 1999, RailAmerica, Inc. (the "Company"), through its wholly owned subsidiary Florida Rail Lines, Inc., completed the acquisition (the "Acquisition") of all of the outstanding common stock of The Toledo, Peoria and Western Railroad Corporation ("TP&W") from CSX Transportation, Delaware Otsego Corporation and other shareholders for an aggregate purchase price of $18 million (including the repayment of indebtedness), subject to certain adjustments. The Company funded the Acquisition through its revolving line of credit. The Acquisition was accounted for as a purchase.

         TP&W is headquartered in East Peoria, Illinois and provides rail freight services to customers in the midwest United States and operates over rail lines running from Fort Madison, Iowa across North Central Illinois to Logansport, Indiana, one of the top grain producing regions in the world. In addition to grain and grain products, TP&W's commodity base consists of auto parts, chemicals, coal, fertilizer, food products and steel, as well as double-stacked intermodal traffic.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         It is currently impracticable to provide the financial information required pursuant to Item 7(a) prior to the due date of this Report. This Report will be amended within 60 days of the date this Report is filed to include such financial information.

(b)      Pro Forma Financial Information.

         It is currently impracticable to provide the pro forma financial information required pursuant to Item 7(b) prior to the due date of this Report. This Report will be amended within 60 days of the date this Report is filed to include such pro forma financial information.

(c)      Exhibits

      EXHIBIT
      NUMBER                               DESCRIPTION
      -------        -----------------------------------------------------------
        2.1          Amended and Restated Stock Purchase Agreement, dated as of
                     August 3, 1999 by and among RailAmerica, Inc., Florida Rail
                     Lines, Inc., Bank Austria AG, Grand Cayman Branch, CSX
                     Transportation, Inc., Delaware Otsego Corporation, The
                     Brenner Group and The Toledo, Peoria and Western Railroad
                     Corporation




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      RAILAMERICA, INC.



Dated:  September 17, 1999            By: /s/ Gary O. Marino
                                          --------------------------------------
                                      Name: Gary O. Marino
                                      Its:  Chairman of the Board, President and
                                            Chief Executive Officer